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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-52439) of our report dated July 29, 1997, except as to Note 17 which is as of May 12, 1998, relating to the financial statements of DuPont Photomasks, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP


Austin, Texas
May 18, 1998